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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2007

                          Jos. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-23874                   36-3189198
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


           500 Hanover Pike
          Hampstead, Maryland                                       21074
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (410) 239-2700

          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

On September 6, 2007, JoS. A. Bank Clothiers, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced, among other things, its sales results for fiscal August 2007. A copy of the Press Release is attached as Exhibit 99.1.

This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated September 6, 2007



                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         JoS. A. Bank Clothiers, Inc.
                                         (Registrant)

                                         By: /s/ Robert N. Wildrick
                                             -----------------------------------
                                             Robert N. Wildrick
                                             Executive Chairman, Chief Executive
                                             Officer and Director


Dated: September 6, 2007

EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Press Release dated September 6, 2007